Exhibit 99.5

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                    BY-LAWS OF HENAN ZHONGPIN FOOD CO., LTD.

                          CHAPTER I  GENERAL PROVISIONS

ARTICLE 1

In accordance with the Law of the People's Republic of China on Foreign-Capital Enterprises and related laws and regulations of China, Falcon Link Investment Limited converted Henan Zhongpin Food Co., Ltd., into a wholly foreign-owned enterprise by purchasing all the equity interests in Henan Zhongpin Food Co., Ltd. For this purpose, these By-Laws are hereby established.

ARTICLE 2

The name of the Company in Chinese: HENAN ZHONGPIN SHIPIN YOUXIAN GONGSI (hereinafter referred to as the "Company").

The name of the Company in English: Henan Zhongpin Food Co., Ltd.

Legal address of the Company: south of the middle part of Changxing Road, Changge City, Henan Province, China

Legal Representative of the Company: ZHU Xianfu

Nationality of the Legal  Representative  of the Company:  People's  Republic of
China

ARTICLE 3

The organization form of the Company is a limited liability company [which is equivalent of "corporation" under U.S. law and should be distinguished from the "limited liability company" used as a legal term of art in U.S. law]. The Company is an enterprise legal person under Chinese law. The Company is under the governance and protection of Chinese laws and all its activities must comply with the provisions of Chinese laws, regulations and relevant rules.

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                   CHAPTER II  OBJECTIVES AND SCOPE OF BUSINESS

ARTICLE 4

The objectives of the Company: based on the hope to enhance and expand economic cooperations with foreign countries, to introduce advanced technology and management methods, to leverage the advantages in human resources of the domestic area, and to develop the business and operation of the Company, so as to obtain desirable benefits for the community and satisfactory economic results [for the investors].

ARTICLE 5

The business scope of the Company: processing of domestic animals and poultry as well as their products; animal oil, aquatic products, drinking water, fast frozen fast food, fast frozen vegetables, processing and selling of canned food, import and export business (excluding distribution of imported goods).

         CHAPTER III  TOTAL INVESTMENT AMOUNT AND THE REGISTERED CAPITAL

ARTICLE 6

The total amount of the investment in the Company is RMB (Yen)22.85 MILLION [US $2.76 at the exchange rate of US $1 = RMB (Yen)8.27].

ARTICLE 7

The amount of the registered capital of the Company is RMB (Yen)16.00 MILLION [US $1.93 million at the exchange rate of US $1 = RMB (Yen)8.27].

ARTICLE 8

Falcon Link Investment Limited shall pay the full consideration to the former shareholders of the Company according to the Agreement for the Merger and Acquisition, the Interim Provisions on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, the Law of the People's Republic of China on Foreign-Capital Enterprises and its implementing regulations.

ARTICLE 9

An adjustment of the Company's registered capital or total investment amount shall be submitted for approval to the examining and approving authority. During operation, the Company may not reduce its registered capital. Any increase or transfer of the registered capital of the Company shall, after being unanimously approved by the Board of Directors, be submitted to the original examining and approving authority for approval and the Company shall go through the proper formalities for modifying the registration with the administrative authority for industry and commerce.

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                        CHAPTER IV  THE BOARD OF DIRECTORS

ARTICLE 10

The Company shall set up the Board of Directors, which shall be the highest authority of the Company. It shall decide all major issues of the Company. The date of issuance of the approval certificate of the Company shall be the date of the establishment of the Board of Directors.

ARTICLE 11

The Board of Directors is composed of five (5) directors and shall have a chairman. The chairman of the Board is the legal representative of the Company. In the event that the chairman is unable to exercise his/her responsibilities for any reason, he or she shall authorize any other director to exercise the powers and fulfill the obligations in his or her place.

ARTICLE 12
The term of office for the directors is three (3) years, and their term of office may be renewed if they are re-appointed.

ARTICLE 13

Unanimous approval by all directors shall be required for a decision by the Board of Directors on any major issue of the Company. The following issues shall be decided only by a unanimous vote by all the directors of the Board:

1.   amendment(s) of the By-Laws of the Company;

2.   the merger of the Company with another entity;

3.   termination and dissolution of the Company; and

4.   increase or transfer of the registered capital of the Company.

ARTICLE 14

The following issues shall be decided by the Board of Directors by resolution and a simple majority of all the directors present in a board meeting are required to pass a resolution on such issues:

1.   determining or amending the Company's business and operation;

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2.   deliberating and approving major long-term or mid-term development plans of the Company;

3. deliberating and approving the annual operation plans, including personnel plans, capital expenditure and financial budget plans etc.;

4. deliberating and approving the financial plans, amount of loans to be borrowed or loan arrangements, including changes in the capital structure or the implementation of any method to raise new capital;

5.   deliberating and approving the annual financial statements;

6. determining the amount [out of net profits] to be deposited in the Company's reserve funds, development funds, bonus and welfare funds for the Company's employees;

7. deliberating and approving any plan of dividend distribution by the Company;

8. determining the suspension of any business operation of the Company or the liquidation of the Company;

9.   holding,  investing  in,  purchasing,   liquidating  or  disposing  of  any
     securities in any other company;

10. deliberating and approving the establishment of subsidiaries, branches or other offices of the Company;

11. engaging, dismissing, and determining the compensations of certified auditors and independent accounts [for the Company] who are registered in China and meet international standards in performing their work;

12. appointing, discharging and determining the compensation of the Company's senior executives;

13.  determining  the  authorities  to  be  granted  to  the  Company's   senior
     executives; and

14. any other matter that is required to be decided by resolution of the Board of Directors in accordance with these By-Laws or the applicable laws, as well as other major issues the Board of Directors considers its decision thereon necessary.

ARTICLE 15

The Board of Directors shall convene at least one board meeting each year. The chairman may convene an interim meeting based on a proposal made by more than one third of the total number of directors.

ARTICLE 16

A board meeting shall be convened and presided over by the chairman of

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the Board.  In the event that the chairman is unable to attend a board  meeting, he or she shall authorize another director to preside over said board meeting.

ARTICLE 17

In the even that a director is unable to attend a board meeting for any reason, the director may issue a power of attorney to appoint an agent to attend the board meeting and vote on his or her behalf. In the event that neither the director nor the director's agent attends the board meeting, said director shall be deemed to have waived his or her voting right.

ARTICLE 18

A board meeting [including interim meeting] shall have a quorum of more than two thirds of the directors.

ARTICLE 19

Each board meeting shall have detailed minutes, which shall be signed by all the directors attending the meeting. The minutes shall be kept by the Company in its file for future reference.

                              CHAPTER V  MANAGEMENT

ARTICLE 20

The Company shall adopt the system where the general manager is responsible for the management of the Company while under the leadership of the Board of Directors, with one (1) general manager and one (1) deputy general manager, who shall be engaged by the Board of Directors.

ARTICLE 21

The general manager is directly accountable to the Board of Directors and shall carry out the resolutions of the Board and organize and guide the overall production of the Company. The deputy general manager shall assist the general manager in his or her work.

ARTICLE 22

The general manager of the Company shall exercise the following specific powers:

1.   in  accordance   with  the  By-Laws  of  the  Company,   to  implement  the

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     resolutions,  rules  and  regulations  of the  Board of  Directors,  and to organize the production and business operations of the Company;

2. to arrange to draft the Company's development plans, annual operation plans, operation targets and profit targets, to submit such plans to the Board of Directors for its deliberation and approval, and to be responsible for the execution and implementation of such plans after they are approved by the Board of Directors;

3. to be in charge of the drafting of the rules and regulations on operation and management, the financial rules, the rules on labor and compensation, the rules on employees' work attendance, and the rules on awards and penalties, to submit them to the Board of Directors for its deliberation and approval, and to implement such rules after they are approved by the Board of Directors;

4. to propose plans to raise funds for the Company, annual financial budget plans, annual final account plans, construction plans, etc. to the Board of Directors for its deliberation and approval; to monitor and control the revenue and expenditure of the Company;

5. in accordance with the operation targets and annual operation plan that are passed by the Board of Directors, to arrange to draft annual, quarterly, and monthly tables of progress for production, development and operation, and to be in charge of meeting the technological and economic targets set by the Board of Directors;

6. to set forth and submit to the Board of Directors for its deliberation and approval proposals for the organizational structure of the Company that is consistent with the management of the Company, to establish the rules and regulations for subordinate departments, to engage department managers, to file related records with the Board of Directors, and, in accordance with the relevant provisions established by the Board of Directors, to determine, with respect to such managers, compensations including salaries, awards and penalties, and promotions;

7. to be responsible for submitting annual work reports and other reports to the Board of Directors, and for responding to inquiries of directors;

8.   to  submit  statistical   statements  to  the  government   authorities  in
     accordance with their requirements;

9. to be in charge of other work related to the management of the production and business operations of the Company, to have full authority to deal with ordinary business matters within the scope of authority granted by the Board of Directors, to sign and issue documents on behalf of the Company, and to deal with other matters which the Board of Directors authorizes him or her to deal with; and

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10.  the deputy  general  manager to assist  the  general  manager in his or her work, and to assume the responsibilities of the general manager in the absence of the general manager.

ARTICLE 23

In the event that the general manager, the deputy general manager, or other senior employees should desire to resign, he or she shall submit a written resignation to the Board of Directors 180 days in advance of the resignation requested. He or she shall not leave his or her office until said resignation is approved by the Board of Directors after discussion.

          CHAPTER VI  TAXATION, FINANCE AND FOREIGN EXCHANGE MANAGEMENT

ARTICLE 24

The Company shall pay taxes in accordance with the provisions of Chinese laws and regulations.

ARTICLE 25

The employees of the Company shall pay individual income taxes in accordance with the provisions of Chinese laws and regulations.

ARTICLE 26

The Company shall, in accordance with the provisions of Chinese laws and regulations and the proper finance authorities, set up its financial and accounting rules and regulations and shall file them with the local finance and tax authorities for their record.

ARTICLE 27

The fiscal year of the Company shall be from January 1 to December 31 of each Gregorian calendar year.

ARTICLE 28

After the income tax has been paid in accordance with Chinese tax laws, the Company shall withdraw certain amounts from its profits to deposit them into reserve funds and the employee bonus and welfare funds. The amount withdrawn for the reserve funds shall not be less than 10% of the post-tax profits, and the withdrawal may stop when the accumulated amount withdrawn is no less than 50% of the registered capital of the enterprise. The percentage of the post-tax profits to be withdrawn for employee bonus and welfare funds shall be determined by the Board of Directors.

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ARTICLE 29

The Company may not distribute the profits unless and until the losses of previous fiscal years have been made up. The undistributed profits of previous fiscal years may be distributed together with the distributable profits of the current fiscal year.

ARTICLE 30

The Company shall use RMB as the basic monetary unit for bookkeeping. Conversion of RMB with other currencies shall be calculated on the basis of the current exchange rate as of the day of occurrence of a particular event, promulgated by the State Administration of Foreign Exchange of the People's Republic of China.

ARTICLE 31

The Company shall, according to international practice, adopt the accrual accounting system and debit-credit bookkeeping method.

ARTICLE 32

The Company shall engage Chinese certified public accountants to audit the annual accounting statements and to issue a report thereupon.

ARTICLE 33

The Company shall provide statistical data and submit statistical statements to the proper government authorities in accordance with the provisions of the Statistics Law of the People's Republic of China and the provisions of China concerning the statistical system for the utilization of foreign capital.

ARTICLE 34

The foreign  exchange  issues of the Company shall be handled in accordance with
the  relevant   Chinese  laws  and  regulations   concerning   foreign  exchange
administration.

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                          CHAPTER VII  LABOR MANAGEMENT

ARTICLE 35

Such issues of the Company as recruitment, employment, dismissal, resignation, compensation, welfare, workplace safety and labor discipline shall be handled in accordance with relevant labor laws and regulations of China.

ARTICLE 36

The Company shall recruit the employees it needs and shall enter into employment contracts with its employees.

ARTICLE 37

The compensation of the employees of the Company shall be decided by the general manager in reference to China's relevant provisions and according to the particular circumstances of the Company and shall be specifically provided in the employment contract.

ARTICLE 38

The employees of the Company shall be entitled to the pension insurance, medical insurance and other social insurance in accordance with Chinese laws and regulations as well as relevant provisions of the local government.

                            CHAPTER VIII  TRADE UNION

ARTICLE 39

The employees of the Company have the right to set up grassroots trade union organizations and conduct trade union activities in accordance with the provisions of the Trade Union Law of the People's Republic of China.

ARTICLE 40

The trade union of the Company represents the interests of the employees. The trade union of the Company can, on behalf of the employees, enter into collective labor contracts with the Company, supervise the performance of the labor contract, and to help mediate disputes between the employees and the Company.

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          CHAPTER IX  DURATION OF BUSINESS OPERATION, DISSOLUTION AND
                                   LIQUIDATION

ARTICLE 41

The operating period of the Company is twenty (20) years and shall start from the date on which the business license of the Company is issued.

ARTICLE 42

The Company may submit a written application to the original examination and approval authority for extension when the original term of operation expires. In the event of the dissolution of the Company, the Board of Directors shall formulate liquidation procedures in accordance with the provisions of Chinese laws and regulations and organize a liquidation committee to conduct the liquidation. After the debts of the Company are paid off, the residual assets of the Company shall be distributed to the shareholders of the Company.

ARTICLE 43

Under any of the following circumstances, the Company shall be terminated:

1.   upon the expiration of its term of operation;

2. when the foreign investor decides to dissolve it because of poor management and serious losses;

3. when the business cannot be carried on because of heavy losses resulting from FORCE MAJEURE such as natural disasters and wars;

4.   when the Company becomes bankrupt;

5. when it is cancelled in accordance with the law as a result of its violation of Chinese laws and regulations or due to its harming the social and public interests; or

6. when any of the other causes for dissolution that are provided in the By-Laws of the Company has occurred.

ARTICLE 44

When a circumstance listed in clauses 2, 3 or 4 of the preceding article occurs, the Company shall, on its own initiative, submit an application for termination to the examining and approving authority for approval. The date upon which the examining and approving authority issues the approval shall be the date of termination of the Company.

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ARTICLE 45

In the event that the Company is terminated in accordance with the provisions in clauses 1, 2, 3 or 6 of this Article 43, the Company shall conduct the liquidation in accordance with the laws.

ARTICLE 46

The post-liquidation net assets and residual properties of the Company that exceed the Company's registered capital shall be treated as profits and shall be subject to income taxes in accordance with Chinese tax laws.

ARTICLE 47

In the event that the Company is liquidated for other causes, the liquidation shall be conducted in accordance with the relevant Chinese laws and regulations.

ARTICLE 48

After the liquidation is over, the Company shall go through the formalities of registration cancellation with the administrative authority for industry and commerce, hand in the business license for cancellation and announce the dissolution to the public.

                            CHAPTER X  APPLICABLE LAW

ARTICLE 49

The formation, validity, interpretation, amendment, and settlement of disputes of these By-Laws shall be governed by the law of the People's Republic of China.

                       CHAPTER XI  SUPPLEMENTARY PROVISIONS

ARTICLE 50

These By-Laws shall be signed by the legal representative of Falcon Link Investment Limited and shall become valid upon the approval of the examining and approving authority of the Chinese government. The same applies to the amendment to these By-Laws.

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ARTICLE 51

These By-Laws may be amended with respect to issues not dealt with in these By-Laws after the Board of Directors of the Company approves such amendments. Amendments of these By-Laws shall come into force only after they are approved by the original examination and approval authority. The amendments shall become the effective attachments of these By-Laws.

ARTICLE 52

These By-Laws shall be in Chinese and shall have four (4) original copies.

                                            Falcon Link Investment Limited

                                       Legal Representative:  [signature]
                                                              Chow Hoi Cheung

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